SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 25, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-121605-04          13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

     On May 25, 2005 distribution was made to the Certificateholders.
Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 25, 2005 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2005-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, N.A., not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

                          By: /s/  Andrew Cooper
                              --------------------------------------------
                              Andrew Cooper
                              Assistant Vice President

Date: May 26, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 25, 2005

Exhibit 99.1


                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2005-BC1
                           Statement to Certificate Holders
                                 May 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      382,106,000.00   365,231,043.33    16,263,810.30      952,618.91    17,216,429.21     0.00    0.00      348,967,233.03
A1B      214,108,000.00   214,108,000.00             0.00      579,860.38       579,860.38     0.00    0.00      214,108,000.00
A1C       38,935,000.00    38,935,000.00             0.00      109,339.54       109,339.54     0.00    0.00       38,935,000.00
M1        40,457,000.00    40,457,000.00             0.00      117,659.31       117,659.31     0.00    0.00       40,457,000.00
M2        26,710,000.00    26,710,000.00             0.00       78,347.25        78,347.25     0.00    0.00       26,710,000.00
M3        43,207,000.00    43,207,000.00             0.00      134,658.23       134,658.23     0.00    0.00       43,207,000.00
M4        14,140,000.00    14,140,000.00             0.00       44,775.47        44,775.47     0.00    0.00       14,140,000.00
B1        10,212,000.00    10,212,000.00             0.00       35,911.24        35,911.24     0.00    0.00       10,212,000.00
B2         7,855,000.00     7,855,000.00             0.00       28,277.25        28,277.25     0.00    0.00        7,855,000.00
B3         7,859,000.00     7,859,000.00             0.00       32,744.96        32,744.96     0.00    0.00        7,859,000.00
R                100.00             0.00             0.00            0.00             0.00     0.00    0.00                0.00
C                  0.00             0.00             0.00            0.00             0.00     0.00    0.00                0.00
P                  0.00             0.00             0.00      368,102.49       368,102.49     0.00    0.00                0.00
TOTALS   785,589,100.00   768,714,043.33    16,263,810.30    2,482,295.03    18,746,105.33     0.00    0.00      752,450,233.03
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A     84751PEN5      955.83697542    42.56360879     2.49307498    45.05668377          913.27336663       A1A     3.130000 %
A1B     84751PEP0    1,000.00000000     0.00000000     2.70826116     2.70826116        1,000.00000000       A1B     3.250000 %
A1C     84751PEQ8    1,000.00000000     0.00000000     2.80825838     2.80825838        1,000.00000000       A1C     3.370000 %
M1      84751PER6    1,000.00000000     0.00000000     2.90825593     2.90825593        1,000.00000000       M1      3.490000 %
M2      84751PES4    1,000.00000000     0.00000000     2.93325534     2.93325534        1,000.00000000       M2      3.520000 %
M3      84751PET2    1,000.00000000     0.00000000     3.11658366     3.11658366        1,000.00000000       M3      3.740000 %
M4      84751PEU9    1,000.00000000     0.00000000     3.16658204     3.16658204        1,000.00000000       M4      3.800000 %
B1      84751PEV7    1,000.00000000     0.00000000     3.51657266     3.51657266        1,000.00000000       B1      4.220000 %
B2      84751PEW5    1,000.00000000     0.00000000     3.59990452     3.59990452        1,000.00000000       B2      4.320000 %
B3      84751PEX3    1,000.00000000     0.00000000     4.16655554     4.16655554        1,000.00000000       B3      5.000000 %
R       84751PEY1        0.00000000     0.00000000     0.00000000     0.00000000            0.00000000       R       3.130000 %
TOTALS                 978.51923268    20.70269343     3.15978802    23.86248145          957.81653924
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)         Scheduled Principal                                                                     474,089.14
                           Principal Prepayments                                                                13,618,636.92
                           Repurchased Principal                                                                         0.00
                           Prepayment Penalties                                                                    368,102.49

Section 4.05(a)(v)         Total Beginning Number of Loans                                                              5,276
                           Total Ending Number of Loans                                                                 5,196
                           Total Ending Collateral Balance                                                     755,760,306.06

Section 4.05(a)            O/C Amount                                                                            3,310,073.03
                           Targeted O/C Amount                                                                  18,068,567.23
                           O/C Deficiency Amount                                                                14,758,494.20
                           O/C Release Amount                                                                            0.00
                           Monthly Excess Interest                                                               2,171,084.24
                           Monthly Excess Cash Flow Amount                                                       2,171,084.24
                           Extra Principal Distribution Amount                                                   2,171,084.24

Section 4.05(a)(vi)        Servicing Fee                                                                           320,772.10

Section 4.05(a)(viii)      Current Advances                                                                        756,057.14

Section 4.05(a)(ix)        Cumulative Realized Loss Amount                                                               0.00

Section 4.05(a)(ix)        Cumulative Class A1a Applied Realized Loss Amount                                             0.00
Section 4.05(a)(ix)        Cumulative Class A1b Applied Realized Loss Amount                                             0.00
Section 4.05(a)(ix)        Cumulative Class A1c Applied Realized Loss Amount                                             0.00
                           Cumulative Class M1 Applied Realized Loss Amount                                              0.00
                           Cumulative Class M2 Applied Realized Loss Amount                                              0.00
                           Cumulative Class M3 Applied Realized Loss Amount                                              0.00
                           Cumulative Class M4 Applied Realized Loss Amount                                              0.00
                           Cumulative Class B1 Applied Realized Loss Amount                                              0.00
                           Cumulative Class B2 Applied Realized Loss Amount                                              0.00
                           Cumulative Class B3 Applied Realized Loss Amount                                              0.00

Section 4.05(a)(x)         Current Realized Loss Amount                                                                  0.00

Section 4.05(a)(x)         Current Class A1a Applied Realized Loss Amount                                                0.00
Section 4.05(a)(x)         Current Class A1b Applied Realized Loss Amount                                                0.00
Section 4.05(a)(x)         Current Class A1c Applied Realized Loss Amount                                                0.00
                           Current Class M1 Applied Realized Loss Amount                                                 0.00
                           Current Class M2 Applied Realized Loss Amount                                                 0.00
                           Current Class M3 Applied Realized Loss Amount                                                 0.00
                           Current Class M4 Applied Realized Loss Amount                                                 0.00
                           Current Class B1 Applied Realized Loss Amount                                                 0.00
                           Current Class B2 Applied Realized Loss Amount                                                 0.00
                           Current Class B3 Applied Realized Loss Amount                                                 0.00

Section 4.05(a)(xi)                                  Loans Delinquent
                                 Group 1
                                                                           Principal
                                Category              Number                Balance               Percentage
                                1 Month                       113            16,020,895.27                  2.12 %
                                2 Month                        30             4,231,568.05                  0.56 %
                                3 Month                        16             2,509,510.79                  0.33 %
                                 Total                        159            22,761,974.11                  3.01 %

                                Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                  Loans in Foreclosure
                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00                  0.00 %

Section 4.05(a)(xi)                                  Loans in Bankruptcy
                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           4              307,273.12                  0.04 %

Section 4.05(a)(xiii)                                Loans in REO
                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00                  0.00 %

Section 4.05(a)(xv)        Has the Step Down Trigger Occurred?                                                            NO


                           Rolling 3 Month Prior Delinquency Percentage                                                  N/A

                           Cumulative Realized Losses as a Percentage of Original Collateral Balance              0.000000 %

Section 4.05(a)(xvi)       Class A1a Interest Carryforward Amount                                                       0.00
                           Class A1b Interest Carryforward Amount                                                       0.00
                           Class A1c Interest Carryforward Amount                                                       0.00
                           Class M1 Interest Carryforward Amount                                                        0.00
                           Class M2 Interest Carryforward Amount                                                        0.00
                           Class M3 Interest Carryforward Amount                                                        0.00
                           Class M4 Interest Carryforward Amount                                                        0.00
                           Class B1 Interest Carryforward Amount                                                        0.00
                           Class B2 Interest Carryforward Amount                                                        0.00
                           Class B3 Interest Carryforward Amount                                                        0.00
                           Class R Interest Carryforward Amount                                                         0.00

Section 4.05(a)(xvii)      Class A1a Interest Carryover Amount Paid                                                     0.00
                           Class A1b Interest Carryover Amount Paid                                                     0.00
                           Class A1c Interest Carryover Amount Paid                                                     0.00
                           Class M1 Interest Carryover Amount Paid                                                      0.00
                           Class M2 Interest Carryover Amount Paid                                                      0.00
                           Class M3 Interest Carryover Amount Paid                                                      0.00
                           Class M4 Interest Carryover Amount Paid                                                      0.00
                           Class B1 Interest Carryover Amount Paid                                                      0.00
                           Class B2 Interest Carryover Amount Paid                                                      0.00
                           Class B3 Interest Carryover Amount Paid                                                      0.00
                           Class R Interest Carryover Amount Paid                                                       0.00

Section 4.05(a)(xviii)     Repurchased Principal                                                                        0.00


Section 4.05(a)            Weighted Average Mortgage Rate for All Loans                                           7.179716 %
                           Weighted Average Term to Maturity                                                             344

Section 4.05(a)            Total Class Interest Accrual Relief Act Reduction                                           56.35
                           Class A1a Interest Accrual Relief Act Reduction                                             25.39
                           Class A1b Interest Accrual Relief Act Reduction                                             15.46
                           Class A1c Interest Accrual Relief Act Reduction                                              2.91
                           Class M1 Interest Accrual Relief Act Reduction                                               3.14
                           Class M2 Interest Accrual Relief Act Reduction                                               2.09
                           Class M3 Interest Accrual Relief Act Reduction                                               3.59
                           Class M4 Interest Accrual Relief Act Reduction                                               1.19
                           Class B1 Interest Accrual Relief Act Reduction                                               0.96
                           Class B2 Interest Accrual Relief Act Reduction                                               0.75
                           Class B3 Interest Accrual Relief Act Reduction                                               0.87
                           Class R Interest Accrual Relief Act Reduction                                                0.00


Section 4.05(a)            Net Prepayment Interest Shortfalls                                                           0.00
                           Class A1a Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                           Class A1b Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                           Class A1c Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                           Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class R Interest Accrual Prepayment Interest Shortfall Reduction                             0.00

                           Beginning Cap Contract Balance                                                      78,000,000.00
                           Current Period Cap Contract Amount                                                           0.00
                           Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                            0.00
                           Cap Contract Amount Paid to C Class                                                          0.00
                           Ending Cap Contract Balance                                                         76,835,059.90


Section 4.05(a)            Available Funds                                                                     18,378,002.84
                           Interest Remittance Amount                                                           4,285,276.78
                           Principal Remittance Amount                                                         14,092,726.06

Sec 4.06(ii) Class C Distributable Amount                                                                               0.00

Interest Earnings on Certificate Account Paid to Seller                                                             2,541.49


                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.